                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 20, 1999
                                                         ---------------


                                DBT Online, Inc.
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                (Exact name of registrant specified in Charter)

      Pennsylvania                1-13333                      85-0439411
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    (State or other             (Commission                 (I.R.S. Employer
    jurisdiction of             File Number)               Identification No.)
     incorporation)


          5550 W. Flamingo Road, Suite B-5
                 Las Vegas, Nevada                            89103
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      (Address of principal executive offices)               Zip Code



          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (702) 257-1112



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         (Former name and former address, if changed since last report)
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ITEM 5.      OTHER EVENTS.

On August 20, 1999, DBT Online, Inc. ("DBT"), a Pennsylvania corporation, entered into an agreement to purchase from Information America, Inc. ("Information America"), a Georgia corporation, its Online Public Records business unit and its KnowX.com business unit.

A copy of the Asset Purchase Agreement dated August 20, 1999 among West Publishing Company, Information America and DBT is attached hereto as Exhibit
2.1 and is incorporated by reference.

A copy of the press release, dated August 20, 1999, issued by DBT is attached as Exhibit 99.1 and is incorporated by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)    Exhibits

      Exhibit
      Number      Description
      ------      -----------

         2.1      Asset Purchase Agreement among West Publishing Company,
                  Information America, Inc. and DBT Online, Inc. dated as of
                  August 20, 1999
         99.1     Press Release issued on August 20, 1999 by DBT Online, Inc.

                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DBT ONLINE, INC.
                                   (Registrant)



                                By /s/ Timothy M. Leonard
                                   -----------------------------------------
                                   Timothy M. Leonard
                                   Vice President, Finance, Treasurer, and
                                   Chief Financial Officer


Dated: September 2, 1999

                                 EXHIBIT INDEX

         Exhibit
         Number     Description
         ------     -----------

         2.1        Asset Purchase Agreement among West Publishing Company,
                    Information America, Inc. and DBT Online, Inc. dated as of August 20, 1999
         99.1       Press Release issued on August 20, 1999 by DBT Online, Inc.